                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                        DATE OF REPORT: DECEMBER 11, 2003



                                  FINDWHAT.COM
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    Nevada                         0-27331                    88-0348835
(STATE OR OTHER            (COMMISSION FILE NO.)             (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                        5220 Summerlin Commons Boulevard
                            Fort Myers, Florida 33907
                                 (239) 561-7229
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 7.   EXHIBITS.

         (C)      EXHIBITS.

             Exhibit No.               Description

                99.1 Press Release, dated December 10, 2003, entitled "FindWhat.com Raises Full Year 2003 Estimates."

ITEM 9.  REGULATION FD DISCLOSURE.

         On December 10, 2003, FindWhat.com, a Nevada corporation (the "Company"), issued a press release announcing that it is raising its full year 2003 estimates. A copy of the press release is attached hereto as Exhibit 99.1. The Company is furnishing this 8-K pursuant to Item 9, "Regulation FD Disclosure".



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               FINDWHAT.COM


Date:  December 11, 2003                       By: /s/ Phillip R. Thune
                                                   ---------------------------
                                                   Chief Operating Officer and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX




       Exhibit No.                    Description

          99.1 Press Release, dated December 10, 2003, entitled "FindWhat.com Raises Full Year 2003 Estimates."